Income Tax Expense	12 Months Ended
Apr. 30, 2022
Text Block [Abstract]
Income Tax Expense
11.	INCOME TAX EXPENSE

	2020	2021	2022
	HK$	HK$	HK$
Hong Kong Profits Tax
- Current tax	23,715	25,455	24,995
- Overprovision in prior years	—	(20)	(282)
Deferred tax (note 22)	—	(824)	(1,099)

	23,715	24,611	23,614

Under the two-tiered profits tax rates regime in Hong Kong, the first HK$2 million of profits of the qualifying group entity is taxed at 8.25%, and profits above HK$2 million is taxed at 16.5%. The profits of group entities not qualifying for the two-tiered
profits tax rates regime continue to be taxed at a flat rate of 16.5%.
Singapore CIT is calculated at 17.0% on the estimated assessable profit. No provision for taxation in Singapore has been made as the relevant group entities have no assessable profits during the years ended April 30, 2020, 2021 and 2022.
The income tax expense for the year can be reconciled to the profit before tax per the consolidated statements of profit or loss and other comprehensive income as follows:

	2020	2021	2022
	HK$	HK$	HK$
Profit before tax	182,047	196,252	225,010

Tax at the domestic income tax rate of 16.5%	30,038	32,382	37,127
Tax effect of income not taxable for tax purpose	(7,820)	(16,719)	(24,679)
Tax effect of expenses not deductible for tax purpose	2,310	7,505	7,869
Tax effect of tax losses not recognized	—	1,565	3,559
Utilization of tax losses previously not recognized	(809)	—	—
Overprovision in prior years	—	(20)	(282)
Effect of different tax rates of subsidiaries operating in other jurisdictions	—	(70)	20
Others	(4)	(32)	—

Income tax expense for the year	23,715	24,611	23,614

The Group has unused tax losses of HK$14,444 and HK$36,232 at April 30, 2021 and 2022, available for offset against future profits, respectively. No deferred tax asset has been recognized in respect of these tax losses due to the unpredictability of future profit streams. The tax losses may be carried forward indefinitely.